Investment Securities - Changes in Credit Losses on Debt Securities Excluding Perpetual Preferred Securities (Detail) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013
Credit Losses on Debt Securities [RollForward]
Balance at beginning of period	$ 101	$ 116	$ 134
Decreases in expected cash flows on securities for which other-than-temporary impairment was previously recognized	1	3	14
Total other-than-temporary impairment on debt securities	1	3	14
Increases in expected cash flows	(3)	(5)	(2)
Realized losses	(15)	(13)	(23)
Credit losses on security sales and securities expected to be sold			(7)
Balance at end of period	$ 84	$ 101	$ 116